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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 1999

                            BANC ONE ABS CORPORATION

Exact Name of Registrant as Specified in Its Charter

       United States                333-59845                 31-1467431
      (State or Other        (Commission File Number)      (IRS Employer
       Jurisdiction                                      Identification Nos.)
     of Incorporation)


100 East Broad Street  Columbus, Ohio                          43271-0158
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (614) 248-5800

                                 Not Applicable
(Former Name or Former Address if Changed Since Last Report)


                         Exhibit Index located at Page 2
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Exhibits.

      (a) Executed exhibits - The following exhibit to the Form S-3 Registration Statement of the Registrant is hereby filed:

                                                                 Sequentially
      Exhibit                                                     Numbered
      Number    Exhibit                                               Page
                -------------------------------------------------------------
      23.2      Accountant's Consent.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BANC ONE ABS CORPORATION
                                  (Registrant)



June 16, 1999                             By: /s/ Daniel A. Long, Jr.
                                              --------------------------------
                                              Name:   Daniel A. Long, Jr.
                                              Title:  Vice President


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